UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

FIRST AMENDMENT TO

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 8, 2006
(Date of earliest event reported: September 22, 2006)

PEOPLENET INTERNATIONAL CORPORATION
(Exact Name of Registrant as specified in its Charter)

000-33033	02-0575232
(Commission File Number)	(I.R.S. Employer Identification Number)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

5201 Great America Parkway, Suite 239
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)

(408) 988-1888
(Registrant's Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On September 22, 2006, Registrant acquired hereUare Communications, Inc., a Delaware corporation in a reverse triangular merger and on September 27, 2006, Registrant filed a Form 8-K concerning such acquisition. In response to items 9.01(a) and (b), Registrant stated that Registrant expected to file the required financial statements and pro forma financial information, respectively, not later than 71 days after the date that such Form 8-K was required to be filed as permitted by the instructions to such items. This amendment is to file such financial statements and pro forma information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

See Exhibit 99.1 for audited financial statements of hereUare Communications, Inc.

(b) Pro Forma Financial Information

Introduction

The following unaudited pro forma combined condensed financial information has been prepared based on the historical financial statements of Registrant, PeopleNet International Corporation, a Delaware corporation ("PeopleNet"), and hereUare Communications, Inc., a Delaware corporation ("hereUare"), after giving effect to PeopleNet's acquisition of hereUare and the assumptions and adjustments described in the notes herein.

The unaudited pro forma combined condensed statement of operations is presented as if the acquisition had occurred on January 1, 2005. The fiscal years of both PeopleNet and hereUare end on December 31. Accordingly, the unaudited pro forma combined condensed statement of operations combines PeopleNet's historical operating results for the fiscal year ended December 31, 2005 with the historical operating results of hereUare for the same fiscal year.

The unaudited pro forma combined condensed balance sheet is presented to give effect to the acquisition of hereUare as if it occurred on December 31, 2005 and combines PeopleNet's and hereUare's balance sheets as of December 31, 2005.

The unaudited pro forma combined condensed financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in PeopleNet's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on April 17, 2006 and the audited historical financial statements and notes thereto of hereUare for the fiscal years ended December 31, 2005 and 2004, included as Exhibit 99.1 hereto.

The unaudited pro forma combined condensed financial information does not purport to be indicative of what would have occurred had the acquisition been made as of the dates indicated or of results that may occur in the future. This unaudited pro forma combined condensed financial information does not incorporate, nor does it assume any anticipated benefits from, cost savings or synergies of operations of the combined company.

PeopleNet International Corporation and hereUare Communications, Inc.
Unaudited Pro Forma Combined Condensed Balance Sheet
December 31, 2005

                                                                      Pro Forma     Pro Forma
ASSETS                                   PeopleNet      hereUare     Adjustments    Combined
                                        ------------  ------------  -------------  ------------
CURRENT ASSETS:
  Cash & cash equivalents               $ 1,297,060   $   345,637                  $ 1,642,697
  Prepaid rent                               46,542           -                         46,542
                                        ------------  ------------                 ------------
    Total current assets                  1,343,602       345,637                    1,689,239

PROPERTY & EQUIPMENT - net                   84,246         6,915                       91,161
INTANGIBLE ASSETS - net                       7,860           -                          7,860
DEPOSITS                                     98,149           -                         98,149
INVESTMENT                                      -       1,000,000                    1,000,000
                                        ------------  ------------                 ------------
                                        $ 1,533,857   $ 1,353,552                  $ 2,886,409
                                        ============  ============                 ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable & accrued expenses   $   452,325   $    56,675                  $   509,000
  Advances from related parties              12,790        18,817                       31,607
  Advances for shares to be issued          170,000           -                        170,000
                                        ------------  ------------                 ------------
    Total current liabilities               635,115        75,492                      710,607
                                        ------------  ------------                 ------------

STOCKHOLDERS' EQUITY:
  Preferred stock, $0.0001 par value;
    10,000,000 shares authorized;
    none issued                                 -             -                            -
  Common stock, $0.0001 par value;
    100,000,000 shares authorized;
    outstanding 17,086,499 PeopleNet
    outstanding 15,945,500 hereUare           1,709         1,595       (1,595)(a)       3,308
                                                                         1,599
  Additional paid-in capital             21,753,237     2,153,321   (2,153,321)(b)  53,722,638
                                                                    31,969,401
  Subscription receivable                   (51,000)         (500)                     (51,500)
  Prepaid consulting                            -          (4,700)                      (4,700)
  Deferred compensation charges             (90,318)          -                        (90,318)
  Accumulated deficit                   (20,714,886)     (872,656)     872,656(c)  (51,403,626)
                                                                   (30,688,740)
                                        ------------  ------------                 ------------
    Total stockholders' equity              898,742     1,277,060                    2,175,802
                                        ------------  ------------                 ------------
                                        $ 1,533,857   $ 1,352,552                  $ 2,886,409
                                        ============  ============                 ============

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

PeopleNet International Corporation and hereUare Communications, Inc.
Unaudited Pro Forma Combined Condensed Statement of Operations
Year ended December 31, 2005

                                                                     Pro Forma     Pro Forma
                                         PeopleNet      hereUare    Adjustments     Combined
                                        ------------  ------------  ------------  ------------

REVENUES                                $     9,069   $       -                   $     9,069

COSTS AND EXPENSES
  Depreciation and amortization              15,955         2,990                      18,945
  Rent                                      162,600           -                       162,600
  Salaries and payroll taxes                151,345           -                       151,345
  Professional fees                         339,114        87,290                     426,404
  General and administrative                377,687        57,579                     435,266
                                        ------------  ------------                ------------
    Total Costs and Expenses              1,046,701       147,859                   1,194,560

                                        ------------  ------------                ------------
LOSS FROM OPERATIONS                     (1,037,632)     (147,859)                 (1,185,491)

OTHER INCOME (EXPENSE)
  Interest income (expense)                   3,475           71                        3,546

LOSS BEFORE INCOME TAXES                 (1,034,157)     (147,788)                 (1,181,945)

PROVISION FOR INCOME TAXES                      800           -                           800
                                        ------------  ------------                ------------
NET LOSS                                $(1,034,957)     (147,788)                 (1,182,745)
                                        ============  ============                ============

Basic & diluted weighted average number
  of common stock outstanding            16,394,546    12,199,823  (12,199,823)(d) 32,380,046
                                                                    15,985,500

Basic & diluted net loss per share      $     (0.06)  $     (0.01)                $     (0.04)
                                        ============  ============                ============

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

PeopleNet International Corporation and hereUare Communications, Inc.
Notes to Unaudited Pro Forma Combined Condensed Financial Information

1. Basis of Pro Forma Presentation

On September 22, 2006, PeopleNet International Corporation, a Delaware corporation ("PeopleNet"), acquired hereUare Communications, Inc., a Delaware corporation ("hereUare") which is a privately-held operator of web-based search engine and other Internet software solutions founded in 2002.

The consideration paid by Registrant, as more fully described in Item 1.01 of the Prior Form 8-K and the Merger Agreement, consisted of 15,985,500 shares of the newly issued common stock of Registrant. The purchase price is estimated at $31,971,000 which is determined by the number shares of the Company's stock issued at $2 per share, the fair market value of the shares as evidenced by the sale of the Company's shares to investors immediately prior to the closing of the acquisition.

The amount of acquisition price in excess of the net equity value of hereUare on the acquisition date is recorded on the consolidated balance sheet as a deemed dividend because the major shareholder and CEO of hereUare was also a major shareholder and the CEO of PeopleNet at the time of the acquisition.

2. Adjustments Reflected in Pro Forma Presentation

(a) To eliminate the common stock of hereUare as of December 31, 2005, and to record the issuance of 15,985,500 shares of common stock of PeopleNet in the acquisition.

(b) To eliminate the additional paid in capital of hereUare as of December 31, 2005, and to increase the additional paid in capital of PeopleNet for the issuance of 15,985,500 shares in the acquisition, valued for these purposes at $2.00 per share.  The $2.00 fair market value of the newly issued PeopleNet stock was determined in large part by the price at which PeopleNet stock was sold to investors prior to the acquisition.

(c) To reflect the excess of the acquisition price over the net equity value of hereUare as a deemed dividend as described in footnote 1 above.

(d) To eliminate the shares of hereUare as of December 31, 2005, and to increase the outstanding stock of PeopleNet by 15,985,500 shares issued in the acquisition.

(c) Exhibits

Exhibit 99.1 - Financial Statements and Report of Independent Certified Public Accountants, of hereUare Communications, Inc., December 31, 2005 and 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PeopleNet International Corporation
(Registrant)

By: /s/ Anthony K. Chan
Anthony K. Chan
Chief Financial Officer

Date: December 8, 2006

Exhibit 99.1

 Financial Statements and Report of Independent Certified Public Accounts
hereUare Communications, Inc.
December 31, 2005 and 2004

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
hereUare Communications, Inc.

We have audited the accompanying balance sheets of hereUare Communications, Inc. as of December 31, 2005 and 2004, and the related statements of operations, shareholders' equity (deficit), and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of hereUare Communications, Inc. as of December 31, 2005 and 2004, and the results of their operations, shareholders' equity (deficit) and cash flows for the years ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  During the year ended December 31, 2005, the Company incurred net losses of $147,788 and had accumulated deficit of $872,656 as of December 31, 2005.  These factors, among others, as discussed in Note 11 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KABANI & COMPANY, INC.
CERTIFIED PUBLIC ACCOUNTANTS
Los Angeles, California
July 3, 2006

HEREUARE COMMUNICATIONS, INC.
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004
( Audited )

                                   ASSETS
                                                       2005            2004
                                                   ------------    ------------
CURRENT ASSETS
  Cash & cash equivalent                           $   345,637     $     3,149

  PROPERTY AND EQUIPMENT - net                           6,915           9,906

INVESTMENT                                           1,000,000             -
                                                   ------------    ------------
                                                   $ 1,352,552     $    13,055
                                                   ============    ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Accounts payable                                 $     6,675          11,140
  Accrued liabilities                                   50,000         212,500
  Advances from related parties                         18,817          78,417
                                                   ------------    ------------
    Total current liabilities                           75,492         302,057
                                                   ------------    ------------

SHAREHOLDERS' EQUITY (DEFICIT)
  Capital stock, $.0001 par value,
  100,000,000 shares authorized
  15,945,500 issued & outstanding at Dec 31, 2005
  10,740,000 issued & outstanding at Dec 31, 2004        1,595           1,074

  Paid in capital                                    2,153,321         441,842
  Subscription receivable                                 (500)            -
  Prepaid consulting                                    (4,700)         (7,050)
  Accumulated deficit                                 (872,656)       (724,868)
                                                   ------------    ------------
    Total shareholders' equity (deficit)             1,277,060        (289,002)
                                                   ------------    ------------

                                                   $ 1,352,552     $    13,055
                                                   ============    ============

The accompany notes are an integral part of these financial statements.

HEREUARE COMMUNICATIONS, INC.
STATEMENT OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
( Audited )

                                                       2005            2004
                                                   ------------    ------------
REVENUES, net                                      $       -       $    10,000

COST AND EXPENSES
  Bad debt expense                                         -            10,000
  Depreciation and amortization                          2,990           2,990
  Rent                                                     -           122,500
  Salaries and payroll taxes                               -            15,673
  Professional fees                                     87,290           6,063
  General and administrative expenses                   57,579          20,703
                                                   ------------    ------------
    Total costs and expenses                           147,859         167,930
                                                   ------------    ------------

LOSS FROM OPERATIONS                                  (147,859)       (157,930)

OTHER INCOME
  Interest income                                           71             -
                                                   ------------    ------------

NET LOSS                                           $  (147,788)    $  (157,930)
                                                   ============    ============

Basic and diluted weighted average number of
  common stock outstanding                          12,199,823      10,940,000

Basic and diluted net loss per share               $     (0.01)    $     (0.01)
                                                   ============    ============

The accompany notes are an integral part of these financial statements.

HEREUARE COMMUNICATIONS, INC.
STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
( Audited )

                                                       2005            2004
                                                   ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                         $  (147,788)    $  (157,930)
  Adjustments to reconcile net loss
  to net cash provided by operating activities:
    Depreciation                                         2,990           2,990
    Amortization of prepaid expense                      2,350           2,350
    Stock issued for services                           50,000             -
    Increase (decrease) in current liabilities:
      Accounts payable                                  (4,464)          3,700
      Accrued liabilities                             (100,000)        112,500
                                                   ------------    ------------
        Net cash used in operating activities          (49,124)        (36,389)
                                                   ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Investment                                        (1,000,000)            -
                                                   ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Advance from related parties                         (59,600)         38,100
  Proceeds from issuance of common stock             1,599,000             -
                                                   ------------    ------------
        Net cash provided by financing activities    1,539,400          38,100
                                                   ------------    ------------

NET INCREASE IN CASH & CASH EQUIVALENTS                342,488           1,711
CASH & CASH EQUIVALENTS, beginning balance               3,149           1,439
                                                   ------------    ------------
CASH & CASH EQUIVALENTS, ending balance            $   345,637     $     3,149
                                                   ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the period for:
    Interest                                       $       -       $       -
                                                   ============    ============
    Income taxes                                   $     1,600    $        800
                                                   ============    ============

The accompany notes are an integral part of these financial statements.

HEREUARE COMMUNICATIONS, INC.
STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
( Audited )

                                  Common Stock                                                            Total
                                -----------------   Additional                                         Stockholders'
                                 Number              Paid-In    Subscription   Prepaid    Accumulated     Equity
                                of shares  Amount    Capital     Receivable   Consulting    Deficit      (Deficit)
                               ----------  ------  -----------  ------------  ----------  -----------  -------------
Balance, as of
January 1, 2004                10,740,000  $1,074  $   441,842  $       -     $  (9,400)  $ (566,938)  $   (133,422)
                               ----------  ------  -----------  ------------  ----------  -----------  -------------

Amortization of warrants              -       -            -            -         2,350          -            2,350

Net loss for the year                 -       -            -            -          -        (157,930)      (157,930)
                               ----------  ------  -----------  ------------  ----------  -----------  -------------
Balance, as of
December 31, 2004              10,740,000  $1,074  $   441,842  $       -     $  (7,050) $  (724,868)  $   (289,002)
                               ----------  ------  -----------  ------------  ----------  -----------  -------------

Shares issued for cash          4,980,500     498    1,599,002         (500)        -            -        1,599,000

Shares issued for services        225,500      23      112,477          -           -            -          112,500

Amortization of warrants              -       -            -            -         2,350          -            2,350

Net loss for the year                 -       -            -            -           -       (147,788)      (147,788)
                               ----------  ------  -----------  ------------  ----------  -----------  -------------
Balance, as of
December 31, 2005              15,945,500  $1,595  $ 2,153,321  $      (500)  $  (4,700)  $ (872,656)  $  1,277,060
                               ==========  ======  ===========  ============  ==========  ===========  =============

The accompany notes are an integral part of these financial statements.

HEREUARE COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 1 - Nature of Operations

hereUare Communications, Inc. (the "Company") was incorporated on October 23, 2002 in the state of Delaware. The Company focuses on development of wireless communication solutions and internet search technology with unique advertising revenue generating solutions.  In February 2006, the Company was granted a United States Patent on a method and system for simulating multiple independent client devices in a wired or wireless network.

Note 2 - Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from the estimates.

Risks and Uncertainties - The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history and the volatility of public markets.

Cash and cash equivalents - Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Property and Equipment - Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of five years for computer equipment and other property.

Long-lived assets - Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Intangible Assets - The Company evaluates intangible assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss.

Software development costs - The Company has adopted Statement of Position 98-1 ("SOP 98-1") "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", as its accounting policy for internally developed computer software costs. Under SOP 98-1, computer software costs incurred in the preliminary development stage are expensed as incurred. Computer software costs incurred during the application development stage are capitalized and amortized over the software's estimated useful life.

Revenue Recognition - The Company recognizes its revenue in accordance with the Securities and Exchange Commissions ("SEC") Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101") and The American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-2, "Software Revenue Recognition," as amended by SOP 98-4 and SOP 98-9 and SOP 81-1. Revenue from certain licensing programs is recorded when license agreement has been executed, the software has been delivered or shipped, the fee is determined and the customer is invoiced. The Company did not receive any revenue from licensing agreements during the years ended December 31, 2005 and 2004.

Research and Development - Expenditures for software development costs during the preliminary stage and research are expensed as incurred. Such costs are required to be expensed until the point that technological feasibility is established.

Income Taxes - Deferred income taxes are reported using the liability method.  Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Stock-based compensation - SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and has adopted the disclosure only provisions of SFAS 123. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 ("EITF 96-18"), "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Valuation of shares for services is based on the estimated fair market value of the services performed.

Basic and diluted net loss per share - Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Fair value of financial instruments - Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Segment Reporting - Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's consolidated financial statements as substantially all of the Company's operations are conducted in one industry segment.

Concentrations of Risk - Financial instruments which potentially subject the Company to concentrations of credit risk are cash and accounts receivable. The Company places its cash with financial institutions deemed by management to be of high credit quality. The amount of deposit in any one institution that exceeds federally insured limits is subject to credit risk.

Recent pronouncements - In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities".  SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.  This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.  The Company has not evaluated the impact of this pronouncement its financial statements.

In December 2004, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 123 (Revised), Share-Based Payment.  This standard revises SFAS No. 123, APB Opinion No. 25 and related accounting interpretations, and eliminates the use of the intrinsic value method for employee stock-based compensation.  SFAS No. 123(R) requires compensation costs related to share based payment transactions to be recognized in the financial statements over the period that an employee provides service in exchange for the award.  Currently, the Company uses the intrinsic value method of APB Opinion No. 25 to value share-based options granted to employees and board members.  This standard requires the expensing of all share-based compensation, including options, using the fair value based method.  The effective date of this standard for the Company will be January 1, 2006.  Management is currently assessing the impact that this new standard will have on the Company's financial statements.

In May 2005, the FASB issued SFAS No. 154, entitled Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3.  This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.  Opinion 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change.   This Statement defines retrospective application as the application of a different accounting principle to prior accounting periods as if that principle had always been used or as the adjustment of previously issued financial statements to reflect a change in the reporting entity. This Statement also redefines restatement as the revising of previously issued financial statements to reflect the correction of an error.  The adoption of SFAS 154 did not impact the consolidated financial statements.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on our financial position or results of operation.

Reclassifications - Certain comparative amounts have been reclassified to conform to the period ended December 31, 2005 presentation.

Note 3 - Property and Equipment

Property & equipment comprised of the following at December 31, 2005:

     Equipment                           $  14,952
     Less accumulated depreciation          (8,037)
                                         ----------
                                         $   6,915
                                         ==========

Depreciation expense was $2,990 for each of the years ended on December 31, 2005 and 2004.

Note 4 - Investment

In November 2005, the Company made a cash equity investment of $1,000,000 into a corporation that is engaged in the internet search engine business. The Company determined that the investment is not impaired as of December 31, 2005. As of December 31, 2005, the investment represents approximately 10.5% of outstanding stock of that corporation.

Note 5 - Accrued Liabilities

At December 31, 2005, accrued liabilities of $50,000 were for rent payable and this amount was paid in February 2006.

Note 6 - Advances from Related Parties

The advances from related parties are due on demand, non-interest bearing and unsecured. The Company receives advances from related parties through common ownership during the normal course of business. The balance of advances from related parties was $18,817 as of December 31, 2005.

Note 7 - Income Taxes

No provision was made for Federal income tax since the Company has a net operating loss carryforward. As of December 31, 2005, the Company had net operating loss (NOL) carry forwards for federal income tax purposes of approximately $675,196, the benefits of which expire from year 2014 through 2022 for federal purposes. The difference between financial statement and tax loss was immaterial at December 31, 2005. The provision for income taxes consists of the state minimum tax imposed on corporations.

Income tax expense consisted of the following:

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

                                                        December 31,
                                                     2005          2004
                                                 ------------   ------------
Tax expense (credit) at statutory rate-federal   $    45,800    $    12,100
State tax expense net of federal tax                  13,000          3,400
                                                 ------------   ------------
Changes in valuation allowance                   $    58,800    $    15,500
                                                 ============   ============

The valuation allowance increased by $58,800 to $269,000 through the year ended December 31, 2005.

Deferred tax credit:
Federal                                          $   209,300    $   163,500
State                                                 59,700         46,600
                                                 ------------   ------------
Total deferred                                   $   269,000    $   210,100
Less: valuation allowance                           (269,000)      (210,100)
                                                 ------------   ------------
Net deferred tax credit                          $       -      $       -
                                                 ============   ============

Due to the uncertainty of future taxable income and limitations related to Section 382 of the Internal Revenue Code, a 100% valuation allowance for the net amount of the deferred tax assets have been recorded at December 31, 2005.

Note 8 - Common Stock / Options

Common Stock

2005

During the year ended December 31, 2005, the Company issued 4,980,500 shares of common stock for cash amounting to $1,599,500.

During the year ended December 31, 2005, the Company issued 225,000 shares of common stock as payment for services amounting to $112,500.

2004

The Company had no issuance of common stock during the year ended December 31, 2004.

Stock Options

The Company does not have any outstanding stock options at December 31, 2005.

Stock Warrants

The following table summarizes the warrants outstanding:

                                         Warrants     Weighted Average
                                        outstanding    Exercise Price
                                        -----------   ----------------
Outstanding, December 31, 2004             200,000         $0.25
Granted                                        -              -
Forfeited/Cancelled                            -              -
Exercised                                      -              -
                                        -----------   ----------------
Outstanding, December 31, 2005             200,000         $0.25
                                        ===========   ================

The weighted average remaining contractual life of warrants outstanding is 2.11 years at December 31, 2005.

The weighted-average assumptions used in estimating the fair value of warrants outstanding were as follows.

Expected volatility                        0.01%
Expected life in years                     5 years
Risk free interest rate                    5.43%
Dividend yield                             0%

The warrants were granted pursuant to a consulting agreement for 5 years. The fair value of the warrants amounting to $11,750 is being amortized over the period of the agreement. The Company recorded warrant expense of $2,350 for each of the years ended December 31, 2005 and 2004. The remaining unamortized balance was $4,700 as of December 31, 2005.

Note 9 - Supplemental disclosure of cash flows

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

Note 10 - Subsequent Event

Subsequent to the year ended December 31, 2005, the Company issued 47,500 shares of common stock for cash amounting to $95,000.

Note 11 - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate the continuation of the Company as a going concern. The Company suffered net losses of $147,788 and $157,930 during the years ended December 31, 2005 and 2004, respectively. The Company has an accumulated deficit of $872,656 and $724,868 as of December 31, 2005 and 2004, respectively.

In view of the matters described, there is substantial doubt as to the Company's ability to continue as a going concern without a significant infusion of capital. There can be no assurance that management will be successful in implementing its new plans. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management's plans and the ongoing operations of the Company are expected to require additional working capital in the next twelve months. The Company is marketing its software and communication products and is expecting to generate revenues in the following year. The Company is also looking at the possibility of merging with another company in the internet business. However, there can be no assurance that these plans will be successfully executed due to current investment climate.